TAXES (Details Narrative) - USD ($)	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Reduced tax rate	15.00%	15.00%
Reduced income tax due to tax rate reduction	$ 214,137	$ 81,125
Net income per share basic and diluted	$ 0.04	$ 0.02
Hong Kong [Member]
Income tax rate	16.50%	16.50%